SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2018

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Booking Holdings Inc. (the "Company") adopted a new form of performance share unit agreement (the "Form PSU Agreement") under the Company's 1999 Omnibus Plan (the "Plan") with respect to 2018 performance share unit awards to its named executive officers and a new general form of restricted stock unit agreement (the "Form RSU Agreement"). The Form PSU Agreement provides for the grant of performance share units to executive officers, which generally vest at the end of three years of service but only result in the issuance of shares if the Company achieves a specified threshold of Cumulative Consolidated Adjusted EBITDA (as defined in the Form PSU Agreement). The exact number of shares issuable pursuant to the Form PSU Agreement depends on the Company's performance against Cumulative Consolidated Adjusted EBITDA targets set by the Compensation Committee for the performance period, and in general can range from 0 shares to 2x the nominal number of shares subject to the performance share units.

The Form RSU Agreement provides for the grant of restricted stock units, which can include grants to executive officers and which, depending on the terms of the specific grant, can vest at the end of three years of service or in three equal annual installments (subject to continuous service through the applicable vesting date). The number of shares issuable upon vesting of restricted stock units is fixed on the date of grant and is not dependent on Company performance.

The foregoing descriptions of the Form PSU Agreement and the Form RSU Agreement are summaries only and are qualified in their entirety by reference to the form agreements, which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits

(d)    Exhibits

Exhibit

99.12018 Form of Performance Share Unit Agreement under the Company's 1999 Omnibus Plan.

99.2Form of Restricted Stock Unit Agreement under the Company's 1999 Omnibus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  March 2, 2018

EXHIBIT INDEX

Exhibit

99.12018 Form of Performance Share Unit Agreement under the Company's 1999 Omnibus Plan.

99.2Form of Restricted Stock Unit Agreement under the Company's 1999 Omnibus Plan.